Exhibit 32.1

Station Casinos, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.                                       Frank J. Fertitta III is the Chief Executive Officer of the Company (the “Company”).

2.                                       The undersigned certifies to the best of his knowledge:

(A)                              The Company’s Form 10-Q for the quarterly period ended June 30, 2003 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003

/s/ Frank J. Fertitta III
Frank J. Fertitta III
Chairman of the Board and Chief Executive Officer